SEI DAILY INCOME TRUST

Ultra Short Duration Bond Fund
(the "Fund")

Supplement Dated July 1, 2019
to the Class F Shares Prospectus and Class Y Shares Prospectus (the "Prospectuses")
and Statement of Additional Information ("SAI"), each dated May 31, 2019

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI, and should be read in conjunction with such Prospectuses and SAI.

Effective immediately, all references to "Logan Circle Partners, L.P." are hereby deleted and replaced with "MetLife Investment Management, LLC" and all abbreviations for "Logan Circle" are hereby deleted and replaced with "MetLife" in the appropriate alphabetical order thereof.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1229 (7/19)